                                                                    EXHIBIT 99.2




                           PURCHASE AND SALE AGREEMENT

         This PURCHASE AND SALE AGREEMENT, dated as of February 25, 2004 (this "Agreement"), is by Stellar Funding Ltd. (the "Seller") and Mission Resources Corporation, a Delaware corporation (the "Purchaser"). (Each of the Seller and the Purchaser is a "Party", and together are the "Parties").

         WHEREAS, pursuant to that certain Indenture, dated as of May 29, 2001 (the "Indenture"), among the Purchaser, the subsidiary guarantors identified therein and The Bank of New York, as trustee (the "Trustee"), the Purchaser issued $225,000,000 aggregate principal amount of its 10-7/8% Senior Subordinated Notes due 2007 Series C (the "Senior Subordinated Notes");

         WHEREAS, the Seller is the beneficial owner of $15,000,000 aggregate principal amount of the Senior Subordinated Notes; and

         WHEREAS, the Purchaser desires to repurchase from the Seller, and the Seller desires to sell to the Purchaser, all of the Senior Subordinated Notes held by Seller in consideration for the issuance of shares of the Purchaser's common stock, $.01 par value (the "Common Stock"), upon the terms and subject to the conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

                                   ARTICLE 1

                            DEFINITIONS, USAGE, ETC.

         SECTION 1.1 Defined Terms. As used in this Agreement, the terms below have the following meanings:

         "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

         "Applicable Law" means, with respect to any Person, any Law applicable to such Person or its business, properties or assets.

         "Beneficially Own" has the meaning set forth in Rule 13d-3 under the Exchange Act.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Stock" has the meaning assigned to such term in the preamble.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excess Voting Securities" has the meaning assigned to such term in
Section 7.2.

         "Governmental Authority" means any federal, state or local government, or any political subdivision of any of the foregoing, or any court, agency or other entity, body, organization or group, exercising any executive, legislative, judicial, quasi judicial, regulatory or administrative function of government.

         "Indenture" has the meaning assigned to such terns in the preamble.

         "Law" means all applicable state and federal laws, statutes, rules and regulations and ordinances including all applicable decisions of courts having the effect of law in any such jurisdiction.

         "Lien" means any mortgage, deed of trust, lien, pledge, charge, claim, security interest, restrictive covenant or easement or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under Applicable Law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

         "Material Adverse Effect" has the meaning assigned to such term in
Section 5.1.

         "1934 Act Reports" has the meaning assigned to such term in Section
5.8.

         "Notes" means the $15,000,000 aggregate principal amount of the Senior Subordinated Notes held by the Seller to be sold to the Purchaser pursuant to the terms of this Agreement, as detailed on Schedule 1, attached hereto.

         "Party" or "Parties" has the meaning assigned to such term in the preamble.

         "Person" means any corporation, limited liability company, joint venture, partnership, individual, limited partnership, trust or other business entity.

         "Purchaser" has the meaning assigned to such term in the preamble.

         "Representative" means any officer, director, employee, partner, trustee, attorney, accountant, advisor, agent or other representative of any Person.

         "Securities Act" has the meaning assigned to such term in Section 5.11.

         "Seller" has the meaning assigned to such term in the preamble.

         "Senior Subordinated Notes" has the meaning assigned to such term in the preamble.

         "Shares" has the meaning assigned to such term in Section 2.1.

         "Subsidiary" or "subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture, limited partnership or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests or
(iii) the capital or profit interests in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

         "Transfer Tax" means any federal, state, county, local, foreign and other sales, use, transfer, conveyance, gross receipts, documentary transfer, recording or other similar tax, fee or charge imposed upon the sale, transfer or assignment of property or any interest therein or the recording thereof, and any penalty, addition to tax or interest with respect thereto, but such term shall not include any tax on, based upon or measured by, the net income, gains or profits from such sale, transfer or assignment of the property or any interest therein.

         "Trustee" has the meaning assigned to such tern in the preamble.

         "Voting Securities" has the meaning assigned to such tern in Section
7.1.

SECTION 1.2 Usage of Terms. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice .versa.

SECTION 1.3 References to Articles and Sections. All references in this Agreement to Articles and Sections (and other subdivisions), Exhibits and Schedules refer to the corresponding Articles, Sections (and other subdivisions), Exhibits and Schedules of to this Agreement, unless the context expressly, or by necessary implication, otherwise requires.

                                   ARTICLE 2

                PURCHASE AND SALE OF THE NOTES AND CONSIDERATION

SECTION 2.1 Sale and Purchase of the Notes. On the terms and subject to the conditions contained in this Agreement, (a) the Seller is selling, conveying, transferring and assigning to the Purchaser, and the Purchaser is acquiring from the Seller, the Notes and (b) the Purchaser is issuing to the Seller as consideration for the sale, conveyance, transfer and assignment of the Notes an aggregate amount of 6,250,000 shares of Common Stock (the "Shares"), as detailed on Schedule 1, attached hereto. At the closing, the Seller shall cause the Notes to be transferred electronically to The Depository Trust Company, in the amounts set forth on Schedule 1, to be delivered to the Purchaser for cancellation, and the Purchaser shall deliver the Shares electronically to The Depository Company for the account of the Seller's behalf via the Deposit and Withdrawal at Custodian system registered in the amounts and in such names as the Seller shall have previously designated. The payment of interest on the Notes accrued through the date of this Agreement will be made to the Seller on the earlier to occur of April 1, 2004, that date being the next regularly scheduled interest payment date for the Senior Subordinated Notes, or the date on which the Purchaser completes the refinancing of its senior credit facility substantially in the form set forth in Schedule 5.9 attached hereto.

         SECTION 2.2 Taxes. The Purchaser shall be responsible for the payment when due of any Transfer Taxes imposed by reason of the transfer of the Notes or the issuance of the Shares pursuant to this Agreement and any deficiency, interest or penalty with respect to such Transfer Taxes unless such Transfer Taxes are specifically levied on the Seller (in which case, the Purchaser shall promptly reimburse the Seller therefor). The Purchaser shall file all necessary tax returns and other documentation with respect to any Transfer Taxes, and, if required by Applicable Law, the Seller will, and will cause its respective Affiliates to, join in the execution of any such tax returns and other documentation and will cooperate with the Purchaser to take such commercially reasonable actions as will minimize or reduce the amount of such Transfer Taxes.

                                   ARTICLE 3

                                     CLOSING

         The closing of the transactions contemplated by this Agreement is taking place at 10:00 a.m. local time on February 25, 2004, or as soon as practicable thereafter, at the offices of Porter & Hedges, L.L.P., 700 Louisiana, Suite 3500, Houston, Texas 77002.

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller hereby represents and warrants to the Purchaser as follows:

         SECTION 4.1 Power and Authority; Authorization; Binding Effect. The Seller has all necessary power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder in accordance with the terms of this Agreement. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 4.2 Ownership of the Notes. The Seller is the beneficial owner of the Notes in the principal amount set forth by its name on Schedule 1 hereto and, upon sale and delivery of the Notes to the Purchaser and upon payment by the Purchaser as provided herein, the Seller will convey to the Purchaser good and marketable title to the Notes, free and clear of all Liens other than Liens, created by the Purchaser, if any.

         SECTION 4.3 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or other Person is required to be made or obtained by the Seller in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for consents, approvals, filings and similar requirements, the failure of which to be obtained or made would not reasonably be expected to, individually or in the aggregate, prevent the Seller from performing under this Agreement in all material respects.

         SECTION 4.4 Compliance with Applicable Law; No Conflicts. The execution, delivery and performance by the Seller of this Agreement, the sale of the Notes and the consummation of the other transactions contemplated hereby (a) will not violate any Applicable Law, or any order or decree of any court or governmental instrumentality applicable to the Seller or any of its property; and (b) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller is a party or by which the Seller or any of its property is bound.

                                   ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Seller as follows:

         SECTION 5.1 Due Organization. The Purchaser has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware. Each of the Purchaser's Subsidiaries has been duly organized and is a validly existing corporation, limited liability company or partnership in good standing under the laws of its respective jurisdiction of organization. The Purchaser and each of its Subsidiaries has full power and authority (corporate and other) to own its properties and conduct is business. The issued shares of capital stock of each of the Purchaser's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, except as otherwise set forth in the 1934 Act Reports, are owned beneficially by the Purchaser free and clear of any Liens. The Purchaser and each of its Subsidiaries is duly qualified to do business as a foreign corporation or other legal entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in any case where the failure to be so qualified would not have material adverse effect on the condition (financial or other), business, properties, results of operations or prospects of the Purchaser and its Subsidiaries taken as a whole (a "Material Adverse Effect").

         SECTION 5.2 Power and Authority; Authorization; Binding Effect. The Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 5.3 Valid Issuance. The Shares have been duly authorized for issuance by the Purchaser and, when issued and delivered in return for delivery of the Notes in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and the Seller will hold all of the legal and beneficial title to the Shares, free and clear of all Liens, other than Liens created by the Seller, if any. No holder of outstanding shares of capital stock of the Purchaser is entitled to any preemptive or other rights to subscribe for any shares of the Common Stock, and no holder of securities of the Purchaser has any right which has not been fully exercised or waived to require the Purchaser to register the offer or sale of any securities owned by such holder under the Securities Act under, or as a result of the filing of, the registration statement to be filed by the Purchaser pursuant to the terms of the Registration Rights Agreement.

         SECTION 5.4 Securities. The capital stock of the Purchaser conforms to the description thereof contained in the 1934 Act Reports. Except as disclosed in the 1934 Act Reports, there are no outstanding (i) securities or obligations of the Purchaser or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Purchaser or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Purchaser or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Purchaser or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         SECTION 5.5 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or other Person is required to be made or obtained by the Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for consents, approvals, filings and similar requirements, the failure of which to be obtained or made would not reasonably be expected to, individually or in the aggregate, prevent the Purchaser from performing under this Agreement in all material respects.

         SECTION 5.6 Compliance with Applicable Law: No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby (a) will not violate any Applicable Law, or any order or decree of any court or governmental instrumentality applicable to Purchaser, any of Purchaser's Subsidiaries or any of their property; (b) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Purchaser or any of its Subsidiaries is a party or by which Purchaser, any of its Subsidiaries or any of their property is bound, and (c) will not result in a breach or violation of the charter or by-laws, or other formation documents, of the Purchaser or its Subsidiaries.

         SECTION 5.7 Litigation. There are no pending actions, suits or proceedings against or involving the Purchaser or any of its property, or involving any of its Subsidiaries or any of their respective properties, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or that would materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement, or that are otherwise material in the context of the sale of the Shares; and, to the Purchaser's knowledge, no such actions, suits or proceedings are threatened or contemplated.

         SECTION 5.8 Accuracy of 1934 Act Reports. Since January 1, 2002, the Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "1934 Act Reports"). As of the date of filing of such 1934 Act Reports, each such 1934 Act Report, as it may have been subsequently amended by filings made by the Purchaser with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such 1934 Act Reports. None of the 1934 Act Reports, as of the date filed and as they may have been subsequently amended by filings made by the Purchaser with the Commission prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Purchaser included in the 1934 Act Reports complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), corresponds to the books and records of the Purchaser and fairly present in all material respects the consolidated financial position of the Purchaser and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. The written information provided by or on behalf of the Purchaser to the Seller that is not included in the 1934 Act Reports, other than any projections or forward looking information included therein, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Purchaser satisfies the requirements for use of Form S-3 for registration of the resale of its common stock as contemplated by the Registration Rights Agreement, as such term is defined in Section 6.1(e), and does not have any knowledge or reason to believe that it does not satisfy such requirements or any knowledge of any fact which would reasonably result in its not satisfying such requirements. The Purchaser is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Purchaser is a party or by which the Purchaser is bound which has not been previously filed as an exhibit to its reports filed with the Commission under the Exchange Act, except for the filing of this Agreement and the Registration Rights Agreement to be filed by the Purchaser upon consummation of the transactions contemplated herein.

         SECTION 5.9 No Change. Except as disclosed in the 1934 Act Reports and
Schedule 5.9 attached hereto, since the date of the latest audited financial statements included in the 1934 Act Reports, there has been no material adverse change in the condition (financial or other), business, properties or results of operations of the Purchaser and its Subsidiaries taken as a whole.

         SECTION 5.10 Investment Company. The Purchaser is not and, after giving effect to the sale of the Shares, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         SECTION 5.11 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the origination, negotiation or execution of this Agreement or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

         SECTION 5.12 Holding Period. Pursuant to the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"), the Purchaser agrees that the Seller is permitted to tack its holding periods regarding the Notes to its holding periods regarding the Shares for purposes of compliance with Rule 144 promulgated under the Securities Act.

                                   ARTICLE 6

                        CLOSING DELIVERIES AND CONDITIONS

         SECTION 6.1 Deliveries. The following actions shall be taken in connection with and as a condition to the consummation of the transactions contemplated hereby, all of which shall be deemed to have been taken simultaneously:

                  (a) the Purchaser shall issue the Shares to the Seller in the amounts set forth on Schedule 1;

                  (b) the Seller shall deliver the Notes and transfer title to the Notes to the Purchaser as payment in full for the Shares;

                  (c) the Purchaser shall deliver to the Seller a Certificate of the Secretary or Assistant Secretary of the Purchaser, together with true and correct copies of the Certificate of Incorporation and By-Laws of the Purchaser, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of the Purchaser authorizing or ratifying the execution, delivery and performance of this Agreement, the Registration Rights Agreement, and the names of the officer or officers of the Purchaser authorized to sign this Agreement and the Registration Rights Agreement, together with a sample of the true signature of each such officer;

                  (d) the Purchaser shall deliver to the Seller an opinion of counsel to the Purchaser with respect to the transactions contemplated hereby with respect to the matters described on Exhibit A hereto;

                  (e) the Purchaser and the Seller shall execute the Registration Rights Agreement in the form attached hereto as Exhibit B hereto (the "Registration Rights Agreement"); and

                  (f) the Shares shall have been approved for listing on the Nasdaq National Market, subject to notice of issuance.

         SECTION 6.2 Additional Closing Conditions. The closing of the transactions contemplated by this Agreement is subject to the following additional conditions.

                  (a) The Seller's obligations are conditioned upon the representations and warranties of the Purchaser contained in Article 5 hereof being true, correct and complete in all material respects as of the date hereof, and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants and conditions required hereby to be performed, satisfied or complied with by it at or before the closing.

                  (b) The Purchaser's obligations are conditioned upon the representations and warranties of the Seller contained in Article 4 hereof being true, correct and complete in all material respects as of the date hereof, and the Seller shall have performed, satisfied and complied in all material respects with the covenants and conditions required hereby to be performed, satisfied or complied with by it at or before the closing.

                                   ARTICLE 7

                               FURTHER AGREEMENTS

         In order to induce the Purchaser to issue and transfer the Shares to the Seller, the Seller agrees that:

         SECTION 7.1 Limitation on Dispositions. For so long as the Seller Beneficially Owns 5% or more of the outstanding securities of the Purchaser entitled to vote (including securities held by the Seller convertible into or exercisable, exchangeable or redeemable for such securities, collectively "Voting Securities"), the Seller will not, directly or indirectly (unless in any such cases specifically invited in writing to do so by the Purchaser), do either of the following (provided that this Section 7.1 shall terminate as soon as the Seller Beneficially Owns less than 5% of the Voting Securities):

                  (a) sell, or contract to sell or grant, any option or right to purchase any Common Stock or make any short sale of, or establish a "put equivalent position" (as such term is defined in Rule 16a-1 (h) under the Exchange Act) with respect to, the Common Stock, at a time when Seller has no equivalent offsetting long position in Common Stock; or

                  (b) sell or contract to sell more than 2% of the outstanding Voting Securities to any single person or group of related persons; provided, however, that this subsection shall not apply to any transaction effected in good faith on the Nasdaq Stock Market.

         SECTION 7.2 Voting. In the event that any action is submitted to the holders of Voting Securities for their approval, whether at a meeting or by written consent, at a time when the Seller has the right to vote or direct the vote with respect to more than 9.9% of the Voting Securities entitled to vote on such action, the Seller will, unless otherwise approved in writing in advance by the Purchaser, cause to be voted all Voting Securities as to which the Seller has the right to vote or direct the vote (but not more than the number of Voting Securities by which such ownership exceeds 9.9% of the outstanding Voting Securities entitled to be voted on such matter) (the "Excess Voting Securities") in the same manner (i.e., in favor of, against and abstentions with respect to) proportionately to all other Voting Securities that are entitled to vote with respect to such matter. The Seller hereby appoints the Chief Executive Officer and the Chief Financial Officer of the Purchaser, acting severally, as its proxy, with full power of substitution, in the name, place and stead of the Seller, to vote all Excess Voting Securities at any such meeting (and at any adjournment or adjournments thereof) or with respect to any such written consent in the manner described in the preceding sentence. The Seller agrees that this proxy is coupled with an interest and shall be irrevocable.

                                   ARTICLE 8

                                  MISCELLANEOUS

SECTION 8.1 Survival. All representations and warranties made in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive until the first anniversary of the execution and delivery of this Agreement.

SECTION 8.2 Notices. Unless otherwise provided in this Agreement, any notice, request, instruction or other communication to be given hereunder by either Party to the other shall be in writing and (a) delivered personally, (b) mailed by first-class mail, postage prepaid, (such mailed notice to be effective four days after the date it is mailed) or (c) sent by facsimile transmission, with a confirmation sent by way of one of the above methods, as follows:

         If to the Seller, addressed to:

         Stellar Funding Ltd.
         135 East 57th Street
         9th Floor
         New York, NY  10022
         Attn: Todd Boehly
         Facsimile: (212) 644-8396

         With a copy to:

         Sidley Austin Brown & Wood LLP
         787 Seventh Avenue
         New York, NY  10019
         Attn: Myles Pollin
         Facsimile: (212) 839-5599

         If to the Purchaser, addressed to:

         Mission Resources Corporation
         1331 Lamar, Suite 1445
         Houston, Texas 77010
         Attn: Chief Executive Officer
         Facsimile: (713) 495-3103

         With a copy to:

         Porter & Hedges, L.L.P.
         700 Louisiana, 35th Floor
         Houston, Texas 77002
         Attn: Robert G. Reedy
         Facsimile: (713) 226-0274

Either Party may designate in a writing to the other Party any other address or facsimile number to which, and any other Person to whom or which, a copy of any such notice, request, instruction or other communication should be sent.

         SECTION 8.3 Choice of Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction and irrespective of any choice of law provision that would require application of the law of any other jurisdiction.

         SECTION 8.4 No Consequential or Punitive Damages. Neither Party hereto (or any of their respective Affiliates) shall, under any circumstance, be liable to the other Party (or its Affiliates) for any consequential, exemplary, special, indirect, incidental or punitive damages claimed by such other Party under the terms of or due to any breach of this Agreement, including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity.

         SECTION 8.5 Titles. The headings of the articles and sections of this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 8.6 Waiver. No failure of a Party to require, and no delay by a Party in requiring, the other Party to comply with any provision of this Agreement shall constitute a waiver of the right to require such compliance. No failure of a Party to exercise, and no delay by a Party in exercising, any right or remedy under this Agreement shall constitute a waiver of such right or remedy. No waiver by a Party of any right or remedy under this Agreement shall be effective unless made in writing. Any waiver by a Party of any right or remedy under this Agreement shall be limited to the specific instance and shall not constitute a waiver of such right or remedy in the future.

         SECTION 8.7 Binding; Third-Party Beneficiaries. This Agreement shall be binding upon the Parties and upon each of their respective successors and assignees and shall inure to the benefit of, and be enforceable by, each Party and each of their respective successors and assignees; provided, however, that, with the exception of an assignment by the Seller to any Affiliate thereof, neither Party shall assign any right or obligation arising pursuant to this Agreement without first obtaining the written consent of the other Party. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person not a party to this Agreement.

         SECTION 8.8 Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject of this Agreement, and supersedes each course of conduct previously pursued, accepted or acquiesced in, and each written and oral agreement and representation previously made, by the Parties with respect thereto, whether or not relied or acted upon.

         SECTION 8.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.10 Modification. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation made in the future, by the Parties, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement, impair or otherwise affect any obligation of the Parties pursuant to this Agreement or otherwise operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in writing duly executed by the Purchaser and the Seller.

         SECTION 8.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Either Party may execute this Agreement by facsimile signature and the other Party shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such Party. Either Party executing this Agreement by facsimile signature shall immediately forward to the other Party an original signature page by overnight mail or delivery service.

                           [Signature Page to Follow]

          IN WITNESS WHEREOF, each of the Purchaser and the Seller has caused to be executed by a duly authorized officer this Agreement on the day and year indicated at the beginning of this Agreement.

                                     MISSION RESOURCES CORPORATION

                                     By:  /s/ Robert L. Cavnar
                                          --------------------------------------
                                          Name:  Robert L. Cavnar
                                          Title: Chairman, President and Chief
                                                    Executive Officer

                                     STELLAR FUNDING LTD.

                                     By:  /s/ Todd L. Boehly
                                          --------------------------------------
                                          Name:    Todd L. Boehly
                                          Title:   Managing Director

                                   SCHEDULE I

Name                             Principal Amount of Notes      Number of Shares Issued
----                             -------------------------      -----------------------
Stellar Funding Ltd.                $15,000,000                    6,250,000